Mortgage Notes and Secured Credit Facilities - Summary of Future Principal Payment Under Company's Mortgage Notes and Credit Facility (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Debt Disclosure [Abstract]
2025		$ 1,370,609
2026		4,835,910
2027		2,116,753
2028		223,462
2029		194,100
Thereafter		4,061,166
Total	[1],[2]	$ 12,802,000	$ 13,108,216

[1]	Excludes a $12.6 million mortgage loan on a property classified as held-for-sale as of December 31, 2024. As of December 31, 2023, there were no properties, and their related mortgage loans, that met the criteria to be classified as held-for-sale.
[2]	The majority of the Company’s mortgages contain prepayment provisions including (but not limited to) lockout periods, yield or spread maintenance provisions and fixed penalties.